Accounts Receivable	12 Months Ended
Dec. 31, 2018
Receivables [Abstract]
Accounts receivable

Note 4 – Accounts receivable

Accounts receivable consist of unsecured obligations due from customers under normal trade terms. The Group grants credit to its customers based on the Group’s evaluation of a customer’s credit worthiness.

Allowances for doubtful accounts are maintained for potential credit losses based on the age of the accounts receivable and the results of the Group’s credit evaluations of its customers’ financial condition. Receivables are written off as uncollectible and deducted from the allowance for doubtful accounts after collection efforts have been deemed to be unsuccessful. Subsequent recoveries are netted against the provision for doubtful accounts expense. The allowance for doubtful accounts was $713,080 and $0 as of December 31, 2018 and 2017, respectively.